Exhibit 99.1
KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
Barclays Capital Inc.
BofA Securities, Inc.
Credit Suisse Securities (USA) LLC
J.P. Morgan Securities LLC
RBC Capital Markets, LLC
(together, the “Specified Parties”)
Re: Navient Private Education Refi Loan Trust 2022-C – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “2022-C Loan Tape Formatted_700M.xlsx” (the “Data File”), provided by the Company on August 4, 2022, containing information on 12,018 student loans (the “Student Loans”) as of July 31, 2022 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2022-C. The Company is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, “First Payment Dates” were within two (2) days, and “Remaining Terms” were within one (1) month.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.
•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system (e.g. repayment schedule, payment history, interest rate, original loan balance, etc.) for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (https://ifap.ed.gov/ilibrary/document-types/federal-school-code-list).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/) and the “International Schools That Participate in the Federal Student Loan Programs” (https://studentaid.gov/understand-aid/types/international#participating-schools).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information of certain Selected Student Loans extracted from the FDR System.
•
The term “FNI Data Supplement” means an electronic file that the Company informed us was extracted from the FDR System, containing certain information such as school type, school name, and school degree for the Selected Student Loans.

•	The term “Loan Files” means the following information sources provided by the Company:
–	Loan Agreement
–	Earnest Internal Tool Account Number Page
–	Verify Report Page
–	Application Underwriting Snapshot Page
–	Title IV Federal School Code List
–	Accredited Programs List
–	Amortized Payment History Schedule
–	FNI Data Supplement
–	“Principal” field in the CARES System, and
–
the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #CU4 Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NM ST Screen, #NPO Screen, #NM SA2 Screen, #NM MN Screen, #NM LL Screen, and #HDI Screen.

2

The Loan Files were represented by the Company to be copies of the original Loan Files or electronic records contained within the respective system or website.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit C.
The term “Provided Information” means the Loan Files and Instructions. The procedures we were instructed by the Company to perform and the associated findings are as follows:
A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 359 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Loan Files, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Loan Files documents are listed in the order of priority.

Attributes	Loan Files/Instructions
Loan Number	For “Earnest Refi” loans: Earnest Internal Tool Account Number Page or “ACCOUNT NUMBER” field on #CU4 Screen For “Navi Refi” loans: “ACCOUNT NUMBER” field on #CU4 Screen
Loan Type	For “Earnest Refi” loans: Loan Agreement, Earnest Internal Tool Account Number Page For “Navi Refi” loans: “CURRENT STRATEGY” field on #NM ST Screen, and Instructions
Borrower State	”Address” field on #BS1 Screen or any notations related to address changes on #CIS Screen
Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information, and “CALC ANN RATE:CASH” field on #NM SA2 Screen

Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen and Instructions
Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, “FIRST ACTIVE DATE” field on #NM MN Screen, and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen

3

Attributes	Loan Files/Instructions
Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen
For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen or “MEMO TEXT” field on #CMS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, and “EQUITY MATURITY DATE” field on #NM LL Screen

Remaining Term	“MATURITY DT” field and “DUE DATE” field on #EDH Screen, notation of status change on #CIS Screen, and Instructions
School Type
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions
For “Navi Refi” loans: “Underwritten Education Is Undergraduate” field in the FNI Data Supplement

School Name
For “Earnest Refi” loans: “Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and Instructions.
For “Navi Refi” loans: “Underwritten Education School Name” field in the FNI Data Supplement.
Observe the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.

School Degree
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions.
For “Navi Refi” loans: “Underwritten Education Degree” field in the FNI Data Supplement.

Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen

4

We found such information to be in agreement except as listed in Exhibit B. Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 12,018 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).
The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, California
September 8, 2022
5

Exhibit A – The Selected Student Loans
Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2022C001	39	2022C039	77	2022C077	115	2022C115	153	2022C153
2	2022C002	40	2022C040	78	2022C078	116	2022C116	154	2022C154
3	2022C003	41	2022C041	79	2022C079	117	2022C117	155	2022C155
4	2022C004	42	2022C042	80	2022C080	118	2022C118	156	2022C156
5	2022C005	43	2022C043	81	2022C081	119	2022C119	157	2022C157
6	2022C006	44	2022C044	82	2022C082	120	2022C120	158	2022C158
7	2022C007	45	2022C045	83	2022C083	121	2022C121	159	2022C159
8	2022C008	46	2022C046	84	2022C084	122	2022C122	160	2022C160
9	2022C009	47	2022C047	85	2022C085	123	2022C123	161	2022C161
10	2022C010	48	2022C048	86	2022C086	124	2022C124	162	2022C162
11	2022C011	49	2022C049	87	2022C087	125	2022C125	163	2022C163
12	2022C012	50	2022C050	88	2022C088	126	2022C126	164	2022C164
13	2022C013	51	2022C051	89	2022C089	127	2022C127	165	2022C165
14	2022C014	52	2022C052	90	2022C090	128	2022C128	166	2022C166
15	2022C015	53	2022C053	91	2022C091	129	2022C129	167	2022C167
16	2022C016	54	2022C054	92	2022C092	130	2022C130	168	2022C168
17	2022C017	55	2022C055	93	2022C093	131	2022C131	169	2022C169
18	2022C018	56	2022C056	94	2022C094	132	2022C132	170	2022C170
19	2022C019	57	2022C057	95	2022C095	133	2022C133	171	2022C171
20	2022C020	58	2022C058	96	2022C096	134	2022C134	172	2022C172
21	2022C021	59	2022C059	97	2022C097	135	2022C135	173	2022C173
22	2022C022	60	2022C060	98	2022C098	136	2022C136	174	2022C174
23	2022C023	61	2022C061	99	2022C099	137	2022C137	175	2022C175
24	2022C024	62	2022C062	100	2022C100	138	2022C138	176	2022C176
25	2022C025	63	2022C063	101	2022C101	139	2022C139	177	2022C177
26	2022C026	64	2022C064	102	2022C102	140	2022C140	178	2022C178
27	2022C027	65	2022C065	103	2022C103	141	2022C141	179	2022C179
28	2022C028	66	2022C066	104	2022C104	142	2022C142	180	2022C180
29	2022C029	67	2022C067	105	2022C105	143	2022C143	181	2022C181
30	2022C030	68	2022C068	106	2022C106	144	2022C144	182	2022C182
31	2022C031	69	2022C069	107	2022C107	145	2022C145	183	2022C183
32	2022C032	70	2022C070	108	2022C108	146	2022C146	184	2022C184
33	2022C033	71	2022C071	109	2022C109	147	2022C147	185	2022C185
34	2022C034	72	2022C072	110	2022C110	148	2022C148	186	2022C186
35	2022C035	73	2022C073	111	2022C111	149	2022C149	187	2022C187
36	2022C036	74	2022C074	112	2022C112	150	2022C150	188	2022C188
37	2022C037	75	2022C075	113	2022C113	151	2022C151	189	2022C189
38	2022C038	76	2022C076	114	2022C114	152	2022C152	190	2022C190

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.

A-1

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2022C191	229	2022C229	267	2022C267	305	2022C305	343	2022C343
192	2022C192	230	2022C230	268	2022C268	306	2022C306	344	2022C344
193	2022C193	231	2022C231	269	2022C269	307	2022C307	345	2022C345
194	2022C194	232	2022C232	270	2022C270	308	2022C308	346	2022C346
195	2022C195	233	2022C233	271	2022C271	309	2022C309	347	2022C347
196	2022C196	234	2022C234	272	2022C272	310	2022C310	348	2022C348
197	2022C197	235	2022C235	273	2022C273	311	2022C311	349	2022C349
198	2022C198	236	2022C236	274	2022C274	312	2022C312	350	2022C350
199	2022C199	237	2022C237	275	2022C275	313	2022C313	351	2022C351
200	2022C200	238	2022C238	276	2022C276	314	2022C314	352	2022C352
201	2022C201	239	2022C239	277	2022C277	315	2022C315	353	2022C353
202	2022C202	240	2022C240	278	2022C278	316	2022C316	354	2022C354
203	2022C203	241	2022C241	279	2022C279	317	2022C317	355	2022C355
204	2022C204	242	2022C242	280	2022C280	318	2022C318	356	2022C356
205	2022C205	243	2022C243	281	2022C281	319	2022C319	357	2022C357
206	2022C206	244	2022C244	282	2022C282	320	2022C320	358	2022C358
207	2022C207	245	2022C245	283	2022C283	321	2022C321	359	2022C359
208	2022C208	246	2022C246	284	2022C284	322	2022C322
209	2022C209	247	2022C247	285	2022C285	323	2022C323
210	2022C210	248	2022C248	286	2022C286	324	2022C324
211	2022C211	249	2022C249	287	2022C287	325	2022C325
212	2022C212	250	2022C250	288	2022C288	326	2022C326
213	2022C213	251	2022C251	289	2022C289	327	2022C327
214	2022C214	252	2022C252	290	2022C290	328	2022C328
215	2022C215	253	2022C253	291	2022C291	329	2022C329
216	2022C216	254	2022C254	292	2022C292	330	2022C330
217	2022C217	255	2022C255	293	2022C293	331	2022C331
218	2022C218	256	2022C256	294	2022C294	332	2022C332
219	2022C219	257	2022C257	295	2022C295	333	2022C333
220	2022C220	258	2022C258	296	2022C296	334	2022C334
221	2022C221	259	2022C259	297	2022C297	335	2022C335
222	2022C222	260	2022C260	298	2022C298	336	2022C336
223	2022C223	261	2022C261	299	2022C299	337	2022C337
224	2022C224	262	2022C262	300	2022C300	338	2022C338
225	2022C225	263	2022C263	301	2022C301	339	2022C339
226	2022C226	264	2022C264	302	2022C302	340	2022C340
227	2022C227	265	2022C265	303	2022C303	341	2022C341
228	2022C228	266	2022C266	304	2022C304	342	2022C342
(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.
A-2

Exhibit B – Exception List

Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Loan Files
155	2022C155	School Name	University of Lynchburg	Lynchburg College
164	2022C164	School Name appearing in Title IV Federal Aid Programs	California College of Podiatric Medicine	Not Available

B-1

Exhibit C – Instructions
Attribute	Instructions
Loan Type
For “Navi Refi” loans, Loan Type is considered to be:
•    Fixed rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “E” or “D,”
•    Variable rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “V” or “R.”

Payment Frequency
Payment Frequency is considered to be:
•    “Bi-Weekly” if the 45th position of the “MISC 13” field on the #NM CS Screen is “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “0,”
•    “Monthly” if the 45th position of the “MISC 13” field on the #NM CS Screen is not “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “A” or “J.”

Loan Status
Loan Status is considered to be “active” if:
(i)      the “CURR LOAN STAT” field on the #EDH Screen is “RPMT” and the “MISC FIELD 2” column on the #BS3 Screen is “D0000,”
(ii)      the “CURR LOAN STAT” field on the #EDH Screen is “FORB, FORD, or SSFP” and the “MISC FIELD 2” column on the #BS3 Screen is “P0000”
(iii)    the “STAT” column on the #EDH Screen does not begin with letter “P.” or,
(iv)       the “FIRST ACTIVE DATE” field on the #NM MN Screen is prior to the cutoff date

Current Principal Balance
Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):
a)      Compare to the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen.
b)      Compare to the amount in the “CUR BAL” field on the #BS Screen.
c)      Compare to the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.
d)      Recompute the Current Principal Balance as follows:
i.      Add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen) to the “ACCOUNT BALANCE” column on the #CSS Screen, and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen), applicable adjustment (shown under the

Exhibit C – Instructions
Attribute	Instructions

      “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen), or applicable disbursement return amount (shown under the “MEMO TEXT” field on the #CMS Screen);
ii.      Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,
iii.    Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

Remaining Term
Recompute as follows:
(i)      Subtract the Cutoff Date from either (1) the date one month after the maturity date indicated on the #EDH Screen, or (2) the date indicated in the notation of status change on the #CIS Screen.
(ii)    Divide the result by the average number of days in a month (i.e., 30.4375).
If the Cutoff Date was later than the due date indicated on the #EDH Screen, subtract one month from (ii).

School Type
For “Earnest Refi” loans, School Type is considered to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

School Name
For “Earnest Refi” loans, School Name is considered to be
•        “NULL” if (i) the school name in the “underwritten_education_school_name” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”
•        “No” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “incomplete_grads.”

Exhibit C – Instructions
Attribute	Instructions
School Name appearing in Title IV Federal Aid Programs
Instructions are listed in order of priority until the attribute was agreed:
a)      Compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.
b)      Compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.
c)      Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.
d)     Observe whether the school name under the “underwritten_education_ school_name” field in the Data File:
(i)      appears in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page for “Earnest Refi” loans; or,
(ii)      appears in the “Underwritten Education School Name” field in the FNI Data Supplement for “Navi Refi” loans.
In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the underwritten school is a high school or “NULL,” observe if the “is_parent_plus” field in the Data File indicates “Yes,” which represents Parent Plus loan and therefore the parent’s highest achieved education was used to originate the loan. If the highest achieved education is high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.
In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the school is a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation is not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the Title IV Federal School Code List or the Accredited Programs List.

School Degree
For “Earnest Refi” loans, School Degree is considered to be:
•       “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

Exhibit C – Instructions
Attribute	Instructions

•        “NonGrad” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “incomplete_grads.”
•        “NULL” if (i) the school name in the “underwritten_education_ degree” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

C-4